Press Release
For Immediate Release
August 5, 2010
Brooks Automation Reports Third Quarter Financial Results
Chelmsford, Massachusetts August 5, 2010 — Brooks Automation, Inc. (Nasdaq: BRKS) announced financial results for the Company’s third quarter of fiscal year 2010 ended on June 30, 2010.
Revenues for the third quarter of 2010 were $156.8 million, compared to revenues of $43.9 million in the third quarter of 2009, an increase of 257.3%. Sequentially, revenues grew 5.7% from second quarter revenues of $148.4 million.
Net income attributable to Brooks Automation, Inc. (“Brooks”) for the third quarter of fiscal 2010 amounted to $16.6 million, or $0.26 per diluted share.
Excluding non-recurring income and special charges, the adjusted net income of $16.9 million or $0.26 per diluted share improved on a sequential basis from $10.1 million or $0.16 per diluted share and compares with a loss of $(23.0) million or $(0.37) per diluted share in the third quarter of fiscal 2009. Non recurring income and special charges and their impact on comparative results are identified in the unaudited table included with this release. Including non-recurring income and special charges, the Net Income attributable to Brooks in the second quarter was $21.0 million or $0.33 per diluted share and the Net Loss attributable to Brooks in the third quarter of the prior year was $(25.7) million or $(0.41) per diluted share.
Adjusted Earnings (Loss) before Interest, Tax, Depreciation and Amortization for the third quarter of fiscal 2010 was $22.5 million, which compared to $17.3 million in the second quarter of fiscal 2010 and $(17.2) million in the third quarter of fiscal 2009. A reconciliation of non-GAAP measures to the most nearly comparable GAAP measure follows the consolidated statements of operations, balance sheets and statements of cash flows included in this release.
Net cash provided by operating activities for the nine months ended June 30, 2010 was $17.9 million, which together with proceeds from the sale of intellectual property rights in the second fiscal quarter of $7.8 million resulted in an increase of total cash and marketable securities to $132.9 million at June 30, 2010.
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Brooks Automation, Inc. • 15 Elizabeth Drive • Chelmsford, Massachusetts 01824 • (978)262-2400 • www.brooks.com.

Brooks Automation Reports Third Quarter Financial Results	page two
Revenues for the nine months ended June 30, 2010 were $411.3 million, a 166.0% increase from $154.6 million for the same prior fiscal year period. Net income attributable to Brooks for the current fiscal year to date was $34.8 million, as compared to the prior year period’s net loss of $(213.4) million. Excluding non-recurring income and special charges, the adjusted income (loss) from operations was $25.9 million or $0.40 per diluted share in the first nine months of fiscal 2010 as compared to a loss of $(89.0) million or $(1.42) per diluted share in the same prior fiscal year period. Non-recurring income and special charges are identified in the unaudited financial information included in this release.
Commenting on recent activities, Robert J. Lepofsky, Chief Executive Officer of Brooks stated, “Business activity continues to be strong across our entire portfolio of critical component and system solutions. Over the course of twelve months our top line has more than tripled and today we are delivering the best operating performance in the entire history of Brooks. In addition to solid execution in the core business our longer term growth initiatives outside of traditional semiconductor markets have moved forward as planned. Last quarter we saw initial shipments of new system platforms for the LED market and increasing interest in our innovative Simplicity Systems instrumentation products.”
Mr. Lepofsky added, “All current indications from our global customer base are for continued strong performance. We anticipate continued revenue growth and expanding operating margins in the near term and have high expectations for our business opportunities in targeted new market segments next year and beyond.”
Brooks management will webcast its third quarter earnings conference today at 4:30 p.m. Eastern Time to discuss the attached quarterly results and business highlights. During the call, Company management will respond to questions concerning, but not limited to, the Company’s financial performance, business conditions and industry outlook. Their responses could contain information that has not been previously disclosed.
Analysts, investors and members of the media can access the live broadcast available on Brooks’ website at www.brooks.com. The call will be archived on this website for convenient on-demand replay.
# # #
About Brooks Automation, Inc.
Brooks is a leading worldwide provider of automation, vacuum and instrumentation solutions to the global semiconductor and related industries. Our products and services are meeting the needs of customers across a broad spectrum of applications and industries and the global semiconductor manufacturing sector is our largest served market. When demanding productivity and availability objectives are essential factors for success, customers throughout the world turn to Brooks Automation, Inc. For more information go to www.brooks.com or email sales@brooks.com.
Brooks Automation, Inc. • 15 Elizabeth Drive • Chelmsford, Massachusetts 01824 • (978)262-2400 • www.brooks.com

Brooks Automation Reports Third Quarter Financial Results	page three
“Safe Harbor Statement” under Section 21E of the Securities Exchange Act of 1934
Some statements in this release are forward-looking statements made under Section 21E of the Securities Exchange Act of 1934. These statements are neither promises nor guarantees but involve risks and uncertainties, both known and unknown, that could cause Brooks’ financial and business results to differ materially from our expectations. They are based on the facts known to management at the time they are made. These forward-looking statements include statements regarding our revenue and operating margin expectations, our ability to develop further our business in new and adjacent markets, and our ability to achieve financial success in the future. Factors that could cause results to differ from our expectations include the following: volatility of the industries the Company serves, particularly the semiconductor industry; our possible inability to meet increased demand for our products due to difficulties in obtaining components and materials from our suppliers in required quantities and of required quality; the inability of customers to make payments to us when due; the timing and effectiveness of cost reduction and cost control measures; price competition; disputes concerning intellectual property; continuing uncertainties in global political and economic conditions, the impact of global health concerns, and other factors and other risks that we have described in our filings with the Securities and Exchange Commission, including but not limited to our Annual Report on Form 10-K, current reports on Form 8-K and our quarterly reports on Form 10-Q. As a result we can provide no assurance that our future results will not be materially different from those projected. Brooks expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statement to reflect any change in our expectations or any change in events, conditions or circumstances on which any such statement is based. Brooks undertakes no obligation to update the information contained in this press release.
Contact:
Barbara Culhane
Corporate Marketing Manager
Brooks Automation, Inc.
978-262-2400
www.brooks.com
Brooks Automation, Inc. • 15 Elizabeth Drive • Chelmsford, Massachusetts 01824 • (978)262-2400 • www.brooks.com

BROOKS AUTOMATION, INC.
CONSOLIDATED BALANCE SHEETS
(unaudited)
(In thousands, except share and per share data)

	June 30,	September 30,
	2010	2009
Assets
Current assets
Cash and cash equivalents	$54,987	$59,985
Marketable securities	49,123	28,046
Accounts receivable, net	71,932	38,428
Inventories, net	116,896	84,738
Prepaid expenses and other current assets	13,059	9,992

Total current assets	305,997	221,189
Property, plant and equipment, net	65,531	74,793
Long-term marketable securities	28,816	22,490
Goodwill	48,138	48,138
Intangible assets, net	12,093	14,081
Equity investment in joint ventures	29,795	29,470
Other assets	2,560	3,161

Total assets	$492,930	$413,322

Liabilities and equity
Current liabilities
Accounts payable	$70,506	$26,360
Deferred revenue	4,402	2,916
Accrued warranty and retrofit costs	7,476	5,698
Accrued compensation and benefits	11,869	14,317
Accrued restructuring costs	4,138	5,642
Accrued income taxes payable	1,679	2,686
Accrued expenses and other current liabilities	12,266	12,870

Total current liabilities	112,336	70,489
Accrued long-term restructuring	450	2,019
Income taxes payable	11,098	10,755
Long-term pension liability	8,428	7,913
Other long-term liabilities	2,506	2,523

Total liabilities	134,818	93,699

Contingencies
Equity
Preferred stock, $0.01 par value, 1,000,000 shares authorized, no shares issued and outstanding	—	—
Common stock, $0.01 par value, 125,000,000 shares authorized, 78,796,148 shares issued and 65,334,279 shares outstanding at June 30, 2010, 77,883,173 shares issued and 64,421,304 shares outstanding at September 30, 2009	788	779
Additional paid-in capital	1,800,960	1,795,619
Accumulated other comprehensive income	14,740	16,318
Treasury stock at cost, 13,461,869 shares at June 30, 2010 and September 30, 2009	(200,956)	(200,956)
Accumulated deficit	(1,257,825)	(1,292,631)

Total Brooks Automation, Inc. stockholders’ equity	357,707	319,129
Noncontrolling interest in subsidiaries	405	494

Total equity	358,112	319,623

Total liabilities and equity	$492,930	$413,322

Brooks Automation, Inc. • 15 Elizabeth Drive • Chelmsford, Massachusetts 01824 • (978)262-2400 • www.brooks.com

BROOKS AUTOMATION, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)
(In thousands, except per share data)

	Three months ended		Nine months ended
	June 30,		June 30,
	2010	2009	2010	2009
Revenues
Product	$141,789	$31,510	$366,699	$116,479
Services	15,001	12,366	44,641	38,142

Total revenues	156,790	43,876	411,340	154,621

Cost of revenues
Product	99,118	29,301	263,634	115,078
Services	11,767	10,617	36,605	36,477
Impairment of long-lived assets	—	408	—	20,924

Total cost of revenues	110,885	40,326	300,239	172,479

Gross profit (loss)	45,905	3,550	111,101	(17,858)

Operating expenses
Research and development	7,901	7,549	23,119	24,492
Selling, general and administrative	21,200	19,559	61,021	72,400
Impairment of goodwill	—	—	—	71,800
Impairment of long-lived assets	—	—	—	14,588
Restructuring charges	288	2,327	2,294	12,293

Total operating expenses	29,389	29,435	86,434	195,573

Operating income (loss)	16,516	(25,885)	24,667	(213,431)
Interest income	221	536	814	2,079
Interest expense	7	60	34	258
Sale of intellectual property rights	—	—	7,840	—
Loss on investment	—	—	191	1,185
Other (income) expense, net	7	(114)	295	35

Income (loss) before income taxes and equity in earnings (losses) of joint ventures	16,723	(25,295)	32,801	(212,830)
Income tax provision (benefit)	(35)	148	(2,219)	728

Income (loss) before equity in earnings (losses) of joint ventures	16,758	(25,443)	35,020	(213,558)
Equity in earnings (losses) of joint ventures	(112)	(59)	(303)	253

Net income (loss)	$16,646	$(25,502)	$34,717	$(213,305)
Add: Net loss (income) attributable to noncontrolling interests	(74)	(240)	89	(63)

Net income (loss) attributable to Brooks Automation, Inc.	$16,572	$(25,742)	$34,806	$(213,368)

Basic net income (loss) per share attributable to Brooks Automation, Inc. common stockholders	$0.26	$(0.41)	$0.55	$(3.40)

Diluted net income (loss) per share attributable to Brooks Automation, Inc. common stockholders	$0.26	$(0.41)	$0.54	$(3.40)

Shares used in computing earnings (loss) per share
Basic	63,969	63,011	63,679	62,835
Diluted	64,264	63,011	64,123	62,835
Brooks Automation, Inc. • 15 Elizabeth Drive • Chelmsford, Massachusetts 01824 • (978)262-2400 • www.brooks.com

BROOKS AUTOMATION, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited)
(In thousands)

	Nine months ended
	June 30,
	2010	2009
Cash flows from operating activities
Net income (loss)	$34,717	$(213,305)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	14,029	20,841
Impairment of goodwill	—	71,800
Impairment of long-lived assets	—	35,512
Sale of intellectual property rights	(7,840)	—
Stock-based compensation	4,889	5,007
Amortization of premium on marketable securities	626	70
Undistributed (earnings) losses of joint ventures	303	(253)
Gain on disposal of long-lived assets	(4)	(12)
Loss on investment	191	1,185
Changes in operating assets and liabilities, net of acquisitions and disposals:
Accounts receivable	(33,946)	38,432
Inventories	(33,683)	14,324
Prepaid expenses and other current assets	(3,065)	5,199
Accounts payable	44,256	(21,533)
Deferred revenue	1,598	(658)
Accrued warranty and retrofit costs	1,769	(2,558)
Accrued compensation and benefits	(2,433)	(4,313)
Accrued restructuring costs	(3,043)	(1,902)
Accrued expenses and other	(482)	(757)

Net cash provided by (used in) operating activities	17,882	(52,921)

Cash flows from investing activities
Purchases of property, plant and equipment	(1,908)	(10,843)
Purchases of marketable securities	(95,722)	(53,316)
Sale/maturity of marketable securities	67,492	58,903
Proceeds from the sale of intellectual property rights	7,840	—
Proceeds from the sale of long-lived assets	—	1,093
Purchase of intangible assets	(892)	(38)
Other	243	—

Net cash used in investing activities	(22,947)	(4,201)

Cash flows from financing activities
Proceeds from issuance of common stock, net of issuance costs	609	675

Net cash provided by financing activities	609	675

Effects of exchange rate changes on cash and cash equivalents	(542)	(886)

Net decrease in cash and cash equivalents	(4,998)	(57,333)
Cash and cash equivalents, beginning of period	59,985	110,269

Cash and cash equivalents, end of period	$54,987	$52,936

Brooks Automation, Inc. • 15 Elizabeth Drive • Chelmsford, Massachusetts 01824 • (978)262-2400 • www.brooks.com

BROOKS AUTOMATION, INC.
Supplemental Information
(In thousands, except per share data)
(unaudited)
Notes on Non-GAAP Financial Measures:
The information in this press release is for: internal managerial purposes; when publicly providing guidance on future results; and as a means to evaluate period-to-period comparisons. These financial measures are used in addition to and in conjunction with results presented in accordance with GAAP and should not be relied upon to the exclusion of GAAP financial measures. Management believes these financial measures provide an additional way of viewing aspects of our operations, that, when viewed with our GAAP results and the accompanying reconciliations to the corresponding GAAP financial measures, provide a more complete understanding of our business. Management strongly encourages investors to review our financial statements and publicly-filed reports in their entirety and not rely on any single measure.
The press release includes financial measures which exclude the effects of non-recurring income and charges such as the sale of intellectual property rights, one-time tax refunds, non-cash impairment charges, restructuring charges and gains or losses on investments. Management believes these measures are useful to investors because it eliminates accounting charges that do not reflect Brooks’ day-to-day operations. A table reconciling income (loss) and diluted earnings (loss) per share from operations is presented below:
Brooks Automation, Inc. • 15 Elizabeth Drive • Chelmsford, Massachusetts 01824 • (978)262-2400 • www.brooks.com

	Quarter ended
	June 30, 2010		March 31, 2010		June 30, 2009
	$	per share	$	per share	$	per share
Net income (loss) attributable to Brooks Automation, Inc.	$16,572	$0.26	$21,029	$0.33	$(25,742)	$(0.41)

Impairment charges — cost of revenues	—	—	—	—	408	0.01
Restructuring charges	288	0.00	484	0.01	2,327	0.04
One-time income tax benefit	—	—	(3,899)	(0.06)	—	—
Sale of intellectual property rights, net of tax	—	—	(7,519)	(0.12)	—	—

Adjusted net income (loss) attributable to Brooks Automation, Inc.	16,860	0.26	10,095	0.16	(23,007)	(0.37)

Stock-based compensation	1,328	0.02	2,044	0.03	1,613	0.03

Adjusted net income (loss) attributable to Brooks Automation, Inc. — excluding stock-based compensation	$18,188	$0.28	$12,139	$0.19	$(21,394)	$(0.34)

	Nine Months Ended
	June 30, 2010		June 30, 2009
	$	per share	$	per share
Net income (loss) attributable to Brooks Automation, Inc.	$34,806	$0.54	$(213,368)	$(3.40)

Impairment charges — cost of revenues	—	—	20,924	0.33
Impairment charges — operating expense	—	—	86,388	1.37
Restructuring charges	2,294	0.04	12,293	0.20
Restructuring related inventory charges	—	—	3,612	0.06
Loss on investment	191	0.00	1,185	0.02
One-time income tax benefit	(3,899)	(0.06)	—	—
Sale of intellectual property rights, net of tax	(7,519)	(0.12)	—	—

Adjusted net income (loss) attributable to Brooks Automation, Inc.	25,873	0.40	(88,966)	(1.42)

Stock-based compensation	4,889	0.08	5,007	0.08

Adjusted net income (loss) attributable to Brooks Automation, Inc. — excluding stock-based compensation	$30,762	$0.48	$(83,959)	$(1.34)

	Quarter ended			Nine months ended
	June 30,	Mar 31,	June 30,	June 30,	June 30,
	2010	2010	2009	2010	2009
Net income (loss) attributable to Brooks Automation, Inc.	$16,572	$21,029	$(25,742)	$34,806	$(213,368)

Less: Interest income	(221)	(265)	(536)	(814)	(2,079)
Add: Interest expense	7	11	60	34	258
Add: Income tax provision (benefit)	(35)	(2,819)	148	(2,219)	728
Add: Depreciation	3,597	3,701	3,679	11,144	11,455
Add: Amortization of completed technology	479	472	457	1,408	5,119
Add: Amortization of acquired intangible assets	493	493	381	1,477	4,267
Add: Stock-based compensation	1,328	2,044	1,613	4,889	5,007
Add: Restructuring related inventory charges	—	—	—	—	3,612
Add: Impairment charges — cost of revenues	—	—	408	—	20,924
Add: Impairment charges — operating expense	—	—	—	—	86,388
Add: Restructuring charges	288	484	2,327	2,294	12,293
Add: Loss on investment	—	—	—	191	1,185
Sale of intellectual property rights, pre-tax	—	(7,840)	—	(7,840)	—

Adjusted EBITDA	$22,508	$17,310	$(17,205)	$45,370	$(64,211)

Brooks Automation, Inc. • 15 Elizabeth Drive • Chelmsford, Massachusetts 01824 • (978)262-2400 • www.brooks.com